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                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                          SCHEDULE 14A INFORMATION
                 PROXY STATEMENT PURSUANT TO SECTION 14(a)
                   OF THE SECURITIES EXCHANGE ACT OF 1934
                             (AMENDMENT NO. __)

Filed by the Registrant  [ ]
Filed by a Party other than the Registrant  |X|
         Check the appropriate box:
         [ ]      Preliminary Proxy Statement
         [ ]      Confidential, For Use of the Commission Only (as permitted by
                  Rule 14a-6(e)(2))
         [ ]      Definitive Proxy Statement
         [ ]      Definitive Additional Materials
         |X|      Soliciting Material Pursuant to Rule 14a-12

                  COMPUTER ASSOCIATES INTERNATIONAL, INC.
              (Name of Registrant as Specified in Its Charter)

                          RANGER GOVERNANCE, LTD.
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
|X|     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
        (1)     Title of each class of securities to which transaction applies:
        (2)     Aggregate number of securities to which transaction applies:
        (3)     Per unit price or other underlying value of transaction
                computed pursuant to Exchange Act Rule 0-11 (set forth
                the amount on which the filing fee is calculated and
                state how it was determined):
        (4)     Proposed maximum aggregate value of transaction:
        (5)     Total fee paid:
[ ]     Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
        (1)     Amount Previously Paid:
        (2)     Form, Schedule or Registration Statement No.:
        (3)     Filing Party:
        (4)     Date Filed:




                                                             Employment History or Present
                                                               Principal Occupation and
                                                             Five-Year Employment History
                                                             -----------------------------

Stephen R. Perkins - 58                   Mr. Perkins has been a Managing Director of Ranger since June 2001
Ranger Governance, Ltd.                   and was appointed President of Ranger and President of Ranger
300 Crescent Court                        Governance in June 2002.  He also has been the Chief Executive
Suite 1000                                Officer of Transfinity Corp. since November 2001 and has done
Dallas, TX  75201                         consulting work since March 2001.  Until March 2001, Mr. Perkins was Executive Vice President and Communications Software Group
[photo]                                   President of Sterling Commerce Inc., an industry leader in business-to-business e-commerce and a unit of SBC Communications.
                                          During his seven-year tenure at Sterling Commerce, he grew a division from revenues of $35 million and 150 domestic employees to one with revenues of $200 million and 1,000 employees worldwide and transitioned that division through a spin-off from Sterling
                                          Software and a subsequent acquisition. He also spent 16 years at
                                          University Computing Company, where he was part of a team that created the first system software package ever commercially sold to the information technology industry.

Ranger Governance, Ltd. ("Ranger") and certain other persons may be deemed participants in the solicitation of proxies from the stockholders of Computer Associates International, Inc. ("Computer Associates") in connection with Computer Associates' 2002 Annual Meeting of Stockholders. Information concerning such participants is available in Ranger's preliminary proxy statement on Schedule 14A (the "Preliminary Proxy Statement") filed by Ranger with the Securities and Exchange Commission (the "SEC") on June 27, 2002.

STOCKHOLDERS OF COMPUTER ASSOCIATES ARE ADVISED TO READ RANGER'S DEFINITIVE PROXY STATEMENT (THE "DEFINITIVE PROXY STATEMENT") IN CONNECTION WITH RANGER'S SOLICITATION OF PROXIES FROM COMPUTER ASSOCIATES STOCKHOLDERS WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION.

Stockholders of Computer Associates and other interested parties may obtain, free of charge, copies of the Preliminary Proxy Statement and the Definitive Proxy Statement (when available), and any other documents filed by Ranger with the SEC, at the SEC's Internet website at www.sec.gov. The Preliminary Proxy Statement and the Definitive Proxy Statement (when available) and these other documents may also be obtained free of charge by contacting Morrow & Co., Inc., the firm assisting Ranger in the solicitation of proxies, toll-free at 1-800-607-0088.